Exhibit 99.2

Supplemental Information

September 30, 2005

Supplemental Information

Table of Contents

September 30, 2005

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 26 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	9/30/05

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Ronald P. Gibson

William E. Graham Jr.

Lawrence S. Kaplan

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Willard H. Smith Jr.

John L. Turner

F. William Vandiver, Jr.

Senior Management Team

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

Gene H. Anderson

Senior Vice President and Director

Michael F. Beale

Senior Vice President

Robert G. Cutlip

Senior Vice President

S. Hugh Esleeck

Treasurer

W. Brian Reames

Senior Vice President

Thomas S. Hill

Corporate Vice President, Leasing

Carman J. Liuzzo

Vice President, Investments

Kevin E. Penn

Chief Information Officer and Vice President, Strategy

Mack D. Pridgen III

Vice President, General Counsel and Secretary

Research Coverage

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

KeyBanc Capital Markets

Richard Moore - 216-443-2815

Legg Mason

David Fick - 410-454-5018

Morgan Stanley Dean Witter

Gregory Whyte - 212-761-6331

Prudential Equity Group

Jim Sullivan - 212-778-2515

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii	9/30/05

Corporate Information

Divisional Offices

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh/Richmond

Robert G. Cutlip - Regional Manager

Raleigh, NC

Robert G. Cutlip, Senior Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Memphis/Nashville/Columbia/Greenville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Columbia, SC and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE         Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations

Phone:  919-431-1529

Fax:       919-876-6929

E-mail:  tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Investor Relations Coordinator at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of September 30, 2005, the Company owned or had an interest in 454 in-service office, industrial and retail properties encompassing approximately 37.1 million square feet. Highwoods also owns 988 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Highwoods Properties, Inc.	iii	9/30/05

Capitalization

Dollars,	shares, and units in thousands

	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
Long-Term Debt (see page 9 & 10):	$1,440,784	$1,558,999	$1,582,010	$1,572,169	$1,600,627
Eastshore Debt 1/	—	19,800	—	—	—

Total debt per the balance sheet	1,440,784	1,578,799	1,582,010	1,572,169	1,600,627

Finance Obligations:	$34,746	$43,168	$63,096	$65,309	$64,754

Preferred Stock (at redemtion value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	142,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	—	100,000	100,000	100,000	100,000

Total preferred stock	$247,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,030	54,037	54,053	53,813	53,713
Minority interest partnership units	5,493	5,668	5,828	6,102	6,128

Total shares and units outstanding	59,523	59,705	59,881	59,915	59,841

Stock price at period end	$29.51	$29.76	$26.82	$27.70	$24.61
Market value of common equity	$1,756,524	$1,776,821	$1,606,008	$1,659,646	$1,472,687

Total market capitalization with debt and obligations 3/	$3,479,499	$3,756,433	$3,628,559	$3,674,569	$3,515,513

1/	This debt is the 100% obligation of an entity that Highwoods has no ownership interest in but has been consolidated according to GAAP.

These properties are no longer consolidated as of 9/30/05.

See pages 24 to 26 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 1	9/30/05

Long-Term Debt Summary

Dollars	in thousands

	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$676,558	$709,595	$754,226	$755,596	$768,324
Variable rate debt 2/	46,226	84,404	67,784	66,573	50,803

Secured total	$722,784	$793,999	$822,010	$822,169	$819,127

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$460,000
Variable rate debt	100,000	120,000	120,000	120,000	120,000
Credit facility	158,000	185,000	180,000	170,000	201,500

Unsecured total	$718,000	$765,000	$760,000	$750,000	$781,500

Total	$1,440,784	$1,558,999	$1,582,010	$1,572,169	$1,600,627

Average Interest Rates:

Secured:
Conventional fixed rate	7.0%	7.1%	7.1%	7.2%	7.2%
Variable rate debt	5.0%	4.9%	4.7%	4.2%	3.7%

Secured total	6.9%	6.8%	6.9%	6.9%	6.9%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Variable rate debt	5.4%	4.7%	3.5%	3.5%	3.0%
Credit facility	4.9%	4.3%	3.4%	3.4%	2.2%

Unsecured total	6.5%	6.2%	6.0%	5.9%	5.4%

Average	6.7%	6.5%	6.5%	6.4%	6.2%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2005	$—	$100,000	$100,000	5.4%
2006 4/	2,102	268,000	270,102	5.8%
2007	115,539	—	115,539	6.9%
2008	—	100,000	100,000	7.1%
2009	168,273	50,000	218,273	7.9%
2010	135,941	—	135,941	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	272,867	—	272,867	5.9%
2014	—	—	—	—
Thereafter	5,262	200,000	205,262	7.5%

Total maturities	$722,784	$718,000	$1,440,784	6.7%

Weighted average maturity = 5.1 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture property (Harborview).
2/	Includes the construction loan related to a consolidated 50% owned joint venture property (Vinings).
3/	Excludes annual principal amortization
4/	The $268.0 million of unsecured debt maturities includes $158.0 million related to the credit facility which matures in 2006.

Highwoods Properties, Inc.	Page 2	9/30/05

Long-Term Debt Detail

Dollars	in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 09/30/05
Monumental Life Ins. Co.	7.8%	Nov-09	$160,442
Northwestern Mutual	6.0%	Mar-13	140,405
Northwestern Mutual	7.8%	Nov-10	135,941
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	125,970
Northwestern Mutual	8.2%	Feb-07	63,872
PNC/Am South/Southtrust 2/	5.1%	Oct-07	38,271
Metropolitan Life Ins. Co. 3/	6.1%	Oct-12	22,800
PFL Life Ins. Co. 4/	8.1%	Jun-07	5,441
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	5,500
Ohio National	8.0%	Nov-17	5,262
Lutheran Brotherhood	6.8%	Apr-09	3,945
PFL Life Ins. Co. 4/ 5/	6.2%	Jun-07	3,544
USG Annuity	7.7%	Feb-06	2,102
Security Life of Denver	8.9%	Aug-09	2,023
Southland Life Ins. Co.	8.8%	Aug-09	1,864
American United Life	9.0%	Jun-13	991
Central Carolina Bank 3/ 6/	3.8%	Jan-08	4,411

	6.9%		$722,784

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$460,000

Unsecured Loans
Term Loan 2/	5.4%	Nov-05	$100,000
Line of Credit 2/	4.9%	Jul-06	158,000

	5.1%		$258,000

Total Debt	6.7%		$1,440,784

1/	These two loans are secured by the same assets.
2/	Floating rate loan based on one month libor.
3/	Loan relates to a consolidated 20% owned joint venture property (Harborview).
4/	These two loans are secured by the same assets.
5/	Floating rate loan based on ninety day libor.
6/	Loan relates to a consolidated 50% owned joint venture property (Vinings).

Highwoods Properties, Inc.	Page 3	9/30/05

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable	Square Feet)

	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
Office Industrial & Retail In-Service:
Office 2/	21,432,000	23,849,000	24,254,000	24,628,000	25,151,000
Industrial	6,977,000	6,623,000	6,991,000	7,829,000	7,992,000
Retail 3/	1,417,000	1,417,000	1,409,000	1,409,000	1,410,000

Total	29,826,000	31,889,000	32,654,000	33,866,000	34,553,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	—	—
Industrial	—	353,000	353,000	353,000	353,000
Retail	9,600	9,600	—	—	—

Total	9,600	362,600	353,000	353,000	353,000

Development - In Process:
Office 2/	780,000	710,000	358,000	358,000	333,000
Industrial	—	—	—	—	—
Retail	—	—	9,600	9,600	—

Total	780,000	710,000	367,600	367,600	333,000

Total:
Office 2/	22,212,000	24,559,000	24,612,000	24,986,000	25,484,000
Industrial	6,977,000	6,976,000	7,344,000	8,182,000	8,345,000
Retail 3/	1,426,600	1,426,600	1,418,600	1,418,600	1,410,000

Total	30,615,600	32,961,600	33,374,600	34,586,600	35,239,000

Same Property
Office 2/	21,092,000	21,092,000	21,092,000	21,092,000	21,092,000
Industrial	6,623,000	6,623,000	6,623,000	6,623,000	6,623,000
Retail	1,417,000	1,417,000	1,417,000	1,417,000	1,417,000

Total	29,132,000	29,132,000	29,132,000	29,132,000	29,132,000

Percent Leased/Pre-Leased:

In-Service:
Office	85.0%	83.5%	82.3%	82.7%	80.9%
Industrial	86.2%	83.8%	86.8%	90.2%	88.4%
Retail	96.4%	96.0%	95.5%	97.3%	94.5%

Total	85.8%	84.1%	83.8%	85.0%	83.2%

Development Completed - Not Stabilized:
Office	—	—	—	—	—
Industrial	—	100.0%	100.0%	100.0%	100.0%
Retail	87.0%	87.0%	—	—	—

Total	87.0%	100.0%	100.0%	100.0%	100.0%

Development - In Process:
Office	57.1%	60.8%	100.0%	100.0%	100.0%
Industrial	—	—	—	—	0.0%
Retail	—	—	66.0%	44.0%	—

Total	57.1%	61.1%	99.1%	98.5%	100.0%

Same Property
Office	85.1%	84.6%	84.5%	84.6%	82.3%
Industrial	86.1%	83.8%	86.2%	88.7%	87.1%
Retail	96.4%	96.0%	95.1%	96.8%	94.1%

Total	85.8%	85.0%	85.4%	86.1%	83.9%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 4	9/30/05

Portfolio Summary

(Continued)

As of 9/30/2005

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	4,358,000		85.5%	16.1%	0.2%	—	16.3%
Atlanta	6,818,000		83.3%	12.3%	3.8%	—	16.1%
Kansas City	2,316,000	4/	91.7%	4.3%	—	9.5%	13.8%
Nashville	2,874,000		95.6%	13.0%	—	—	13.0%
Tampa	2,851,000		76.7%	11.5%	—	—	11.5%
Piedmont Triad 5/	5,589,000		89.1%	7.0%	3.6%	—	10.6%
Richmond	1,955,000		93.1%	8.3%	—	—	8.3%
Memphis	1,216,000		83.8%	4.8%	—	—	4.8%
Greenville	1,105,000		71.2%	2.7%	0.1%	—	2.8%
Columbia	426,000		62.1%	1.2%	—	—	1.2%
Orlando	218,000		100.0%	1.2%	—	—	1.2%
Other	100,000		56.3%	0.4%	—	—	0.4%

Total	29,826,000		85.8%	82.8%	7.7%	9.5%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/ 6/
				Office	Industrial	Retail	Multi- Family	Total
Piedmont Triad	5,953,000		89.7%	6.6%	3.2%	—	—	9.8%
Atlanta	7,653,000		84.3%	12.3%	3.3%	—	—	15.6%
Raleigh	4,813,000		86.8%	14.8%	0.1%	—	—	14.9%
Tampa	3,056,000		78.3%	10.4%	—	—	—	10.4%
Kansas City	3,029,000	4/	89.7%	4.8%	0.0%	8.4%	—	13.2%
Richmond	2,368,000		94.3%	8.0%	—	—	—	8.0%
Nashville	2,874,000		95.6%	11.6%	—	—	—	11.6%
Orlando	1,903,000		92.6%	4.1%	—	—	—	4.1%
Des Moines	2,324,000		90.8%	3.3%	0.4%	0.1%	0.4%	4.2%
Greenville	1,105,000		71.2%	2.4%	0.1%	—	—	2.5%
Memphis	1,216,000		83.8%	4.2%	—	—	—	4.2%
Columbia	426,000		62.0%	1.0%	—	—	—	1.0%
Other	210,000		79.2%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	0.0%	—	—	0.1%

Total	37,078,000		87.2%	84.0%	7.1%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 24

Highwoods Properties, Inc.	Page 5	9/30/05

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of 9/30/2005

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,257,000	85.9%	19.6%	101,000	68.9%	2.0%
Nashville	2,874,000	95.6%	15.7%	—	—	—
Atlanta	3,492,000	80.5%	14.9%	3,326,000	86.1%	49.3%
Tampa	2,851,000	76.7%	13.9%	—	—	—
Richmond	1,955,000	93.1%	10.1%	—	—	—
Piedmont Triad	2,146,000	90.1%	8.4%	3,443,000	88.4%	47.5%
Memphis	1,216,000	83.8%	5.8%	—	—	—
Kansas City	895,000	84.2%	5.2%	4,000	100.0%	0.1%
Greenville	1,002,000	75.5%	3.2%	103,000	28.9%	1.1%
Columbia	426,000	62.1%	1.4%	—	—	—
Orlando	218,000	100.0%	1.4%	—	—	—
Other	100,000	56.3%	0.4%	—	—	—

	21,432,000	85.0%	100.0%	6,977,000	86.2%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,417,000	96.4%	100.0%

	1,417,000	96.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 6	9/30/05

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	09/30/05		06/30/05		03/31/05		12/31/04		09/30/04
Atlanta	Rentable Square Feet Occupancy Current Properties 2/3/	6,818,000 83.3 83.0	% %	6,465,000 81.9 81.9	% %	6,826,000 83.0 82.3	% %	6,825,000 83.7 83.3	% %	6,825,000 81.3 80.9	% %
Charlotte	Rentable Square Feet Occupancy Current Properties 2/	— — —		1,492,000 66.9 —%		1,492,000 67.7 —%		1,492,000 72.9 —%		1,655,000 74.6 —%
Columbia	Rentable Square Feet Occupancy Current Properties 2/	426,000 62.0 62.0	% %	426,000 61.6 61.6	% %	426,000 59.9 59.9	% %	426,000 60.4 60.4	% %	426,000 57.5 57.5	% %
Greenville	Rentable Square Feet Occupancy Current Properties 2/	1,105,000 71.2 71.2	% %	1,105,000 75.5 75.5	% %	1,127,000 81.1 82.7	% %	1,127,000 80.5 82.1	% %	1,319,000 79.4 80.0	% %
Kansas City 4/	Rentable Square Feet Occupancy Current Properties 2/	2,315,000 91.7 91.7	% %	2,315,000 91.4 91.4	% %	2,308,000 91.6 91.3	% %	2,308,000 94.1 93.8	% %	2,308,000 92.4 92.1	% %
Memphis	Rentable Square Feet Occupancy Current Properties 2/	1,216,000 83.8 83.8	% %	1,216,000 82.3 82.3	% %	1,216,000 80.6 80.6	% %	1,216,000 83.2 83.2	% %	1,216,000 82.1 82.1	% %
Nashville	Rentable Square Feet Occupancy Current Properties 2/	2,874,000 95.6 95.6	% %	2,873,000 95.1 95.0	% %	2,870,000 92.8 92.7	% %	2,870,000 93.3 93.2	% %	2,870,000 93.4 93.3	% %
Orlando	Rentable Square Feet Occupancy Current Properties 2/	218,000 100.0 100.0	% %	218,000 96.8 96.8	% %	222,000 97.7 99.5	% %	222,000 93.2 94.9	% %	387,000 94.4 94.9	% %
Piedmont Triad	Rentable Square Feet Occupancy Current Properties 2/	5,589,000 89.1 89.1	% %	5,593,000 88.3 88.4	% %	5,722,000 90.4 91.0	% %	6,652,000 92.5 91.9	% %	6,652,000 91.9 91.2	% %
Raleigh	Rentable Square Feet Occupancy Current Properties 2/	4,358,000 85.5 85.5	% %	4,432,000 83.8 83.8	% %	4,432,000 83.3 83.2	% %	4,597,000 83.8 83.2	% %	4,739,000 81.1 80.1	% %
Richmond	Rentable Square Feet Occupancy Current Properties 2/3/	1,955,000 93.1 92.7	% %	1,841,000 93.2 93.2	% %	1,836,000 95.1 94.8	% %	1,835,000 94.1 93.7	% %	1,835,000 92.0 91.7	% %
Tampa	Rentable Square Feet Occupancy Current Properties 2/	2,851,000 76.7 76.7	% %	3,813,000 77.2 73.3	% %	4,077,000 70.5 71.1	% %	4,196,000 71.0 72.4	% %	4,221,000 66.1 65.5	% %

Total 5/	Rentable Square Feet Occupancy	29,725,000 85.8%		31,789,000 84.1%		32,554,000 83.8%		33,766,000 85.0%		34,453,000 83.2%

	Current Properties 2/3/	85.8%		84.8%		85.2%		85.9%		83.7%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on September 30, 2005 are included for each quarter shown.
3/	Excludes properties placed in service in Q3 05
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Excludes a 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 7	9/30/05

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	9/30/05 2/	6/30/05 3/	3/31/05 4/	12/31/04 5/	9/30/04 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	180	223	188	206	219	203
Rentable square footage leased	1,069,468	1,155,513	1,235,718	1,101,291	1,368,577	1,186,113
Square footage of Renewal Deals	826,512	785,827	677,799	726,959	703,003	744,020
Renewed square footage (% of total)	77.3%	68.0%	54.9%	66.0%	51.4%	62.7%
New Leases square footage (% of total)	22.7%	32.0%	45.1%	34.0%	48.6%	37.3%

Average per rentable square foot over the lease term:
Base rent	$17.71	$17.31	$16.20	$17.40	$16.68	$17.06
Tenant improvements	(1.10)	(1.45)	(0.94)	(1.51)	(1.27)	(1.25)
Leasing commissions 7/	(0.57)	(0.60)	(0.66)	(0.62)	(0.64)	(0.62)
Rent concessions	(0.27)	(0.31)	(0.41)	(0.31)	(0.37)	(0.33)

Effective rent	15.77	14.95	14.19	14.96	14.40	14.86
Expense stop	(4.85)	(5.33)	(4.46)	(5.61)	(5.32)	(5.11)

Equivalent effective net rent	$10.92	$9.62	$9.73	$9.35	$9.08	$9.75

Average term in years	3.8	4.1	5.7	5.0	3.7	4.4

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$5,996,413	$8,869,553	$5,644,830	$9,208,835	$9,455,102	$7,834,947
Rentable square feet	1,069,468	1,155,513	1,235,718	1,101,291	1,368,577	1,186,113

Per rentable square foot	$5.61	$7.68	$4.57	$8.36	$6.91	$6.61

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,398,139	$2,629,936	$4,109,601	$2,806,566	$2,969,620	$2,982,772
Rentable square feet	1,069,468	1,155,513	1,235,718	1,101,291	1,368,577	1,186,113

Per rentable square foot	$2.24	$2.28	$3.33	$2.55	$2.17	$2.51

Total:
Total dollars committed under signed leases	$8,394,553	$11,499,489	$9,754,430	$12,015,400	$12,424,721	$10,817,719
Rentable square feet	1,069,468	1,155,513	1,235,718	1,101,291	1,368,577	1,186,113

Per rentable square foot	$7.85	$9.95	$7.89	$10.91	$9.08	$9.12

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 115K square feet of leases that start in 2007 or later
3/	Includes 68K square feet of leases that start in 2007 or later
4/	Includes 89K square feet of leases that start in 2007 or later
5/	Includes 111K square feet of leases that start in 2007 or later
6/	Includes 128K square feet of leases that start in 2006 or later
7/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 8	9/30/05

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	9/30/05 1/	6/30/05 2/	3/31/05	12/31/04	9/30/04 3/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	32	30	15	36	34	29
Rentable square footage leased	498,819	359,342	599,048	1,216,644	285,706	591,912
Square footage of Renewal Deals	349,405	224,203	579,069	875,445	246,797	454,984
Renewed square footage (% of total)	70.0%	62.4%	96.7%	72.0%	86.4%	76.9%
New Leases square footage (% of total)	30.0%	37.6%	3.3%	28.0%	13.6%	23.1%

Average per rentable square foot over the lease term:
Base rent	$4.19	$5.16	$3.39	$3.49	$4.73	$4.19
Tenant improvements	(0.45)	(0.51)	(0.16)	(0.13)	(0.33)	(0.32)
Leasing commissions 4/	(0.06)	(0.12)	(0.06)	(0.06)	(0.07)	(0.07)
Rent concessions	(0.02)	(0.16)	(0.01)	(0.03)	(0.05)	(0.05)

Effective rent	3.66	4.37	3.16	3.27	4.28	3.75
Expense stop	(0.38)	(0.31)	(0.08)	(0.09)	(0.54)	(0.28)

Equivalent effective net rent	$3.28	$4.06	$3.08	$3.18	$3.74	$3.47

Average term in years	4.1	3.7	1.3	2.0	2.6	2.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$1,256,241	$917,527	$361,044	$756,077	$307,534	$719,684
Rentable square feet	498,819	359,342	599,048	1,216,644	285,706	591,912

Per rentable square foot	$2.52	$2.55	$0.60	$0.62	$1.08	$1.22

Leasing Commissions:
Total dollars committed under signed leases 4/	$185,669	$172,719	$63,473	$226,000	$64,714	$142,515
Rentable square feet	498,819	359,342	599,048	1,216,644	285,706	591,912

Per rentable square foot	$0.37	$0.48	$0.11	$0.19	$0.23	$0.24

Total:
Total dollars committed under signed leases	$1,441,910	$1,090,245	$424,517	$982,077	$372,247	$862,199
Rentable square feet	498,819	359,342	599,048	1,216,644	285,706	591,912

Per rentable square foot	$2.89	$3.03	$0.71	$0.81	$1.30	$1.46

1/	Includes 113K square feet of leases that start in 2007 or later
2/	Includes 4K square feet of leases that start in 2007 or later
3/	Includes 74K square feet of leases that start in 2006 or later
4/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 9	9/30/05

Leasing Statistics

Retail Portfolio

	Three Months Ended
	9/30/05	6/30/05 1/	3/31/05	12/31/04	9/30/04 2/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	7	10	4	23	18	12
Rentable square footage leased	10,721	39,723	10,993	106,629	34,300	40,473
Square footage of Renewal Deals	6,502	36,118	1,750	78,579	15,530	27,696
Renewed square footage (% of total)	60.6%	90.9%	15.9%	73.7%	45.3%	68.4%
New Leases square footage (% of total)	39.4%	9.1%	84.1%	26.3%	54.7%	31.6%

Average per rentable square foot over the lease term:
Base rent	$17.61	$21.49	$26.09	$17.03	$26.45	$21.73
Tenant improvements	(1.21)	(1.64)	(2.65)	(1.73)	(1.84)	(1.81)
Leasing commissions 3/	(1.11)	(0.40)	(0.88)	(0.26)	(0.56)	(0.64)
Rent concessions	(0.08)	0.00	0.00	0.00	(0.04)	(0.02)

Effective rent	15.21	19.45	22.56	15.04	24.01	19.26
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$15.21	$19.45	$22.56	$15.04	$24.01	$19.26

Average term in years	4.3	8.7	9.3	8.3	5.7	7.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$62,187	$695,152	$308,098	$2,137,327	$403,309	$721,215
Rentable square feet	10,721	39,723	10,993	106,629	34,300	40,473

Per rentable square foot	$5.80	$17.50	$28.03	$20.04	$11.76	$17.82

Leasing Commissions:
Total dollars committed under signed leases 3/	$12,026	$43,041	$3,778	$220,528	$86,458	$73,166
Rentable square feet	10,721	39,723	10,993	106,629	34,300	40,473

Per rentable square foot	$1.12	$1.08	$0.34	$2.07	$2.52	$1.81

Total:
Total dollars committed under signed leases	$74,213	$738,193	$311,876	$2,357,855	$489,767	$794,381
Rentable square feet	10,721	39,723	10,993	106,629	34,300	40,473

Per rentable square foot	$6.92	$18.58	$28.37	$22.11	$14.28	$19.63

1/	Includes 16K square feet of leases that start in 2007 or later
2/	Includes 6K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 10	9/30/05

Leasing Statistics by Market

For the Three Months ended September 30, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	302,736	2.3	$16.50	$2.55	$0.48
Raleigh	202,649	4.4	17.72	5.68	2.31
Piedmont Triad	168,941	3.7	15.58	2.43	2.50
Tampa	118,982	5.1	16.83	13.33	4.41
Memphis	93,278	3.0	19.15	6.45	0.73
Richmond	62,313	4.8	20.12	8.91	2.46
Nashville	45,811	3.9	19.77	3.56	1.83
Kansas City	38,763	5.9	24.86	7.44	4.97
Greenville	28,606	6.0	14.35	15.40	6.57
Columbia	7,389	4.6	15.00	3.88	2.36

	1,069,468	3.8	$17.44	$5.61	$2.24

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	293,881	5.6	$3.85	$3.29	0.49
Piedmont Triad	193,233	1.9	4.54	1.40	$0.14
Raleigh	11,705	2.5	5.96	1.74	0.38

	498,819	4.1	$4.17	$2.52	$0.37

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	10,721	4.3	$17.53	$5.80	$1.12

	10,721	4.3	$17.53	$5.80	$1.12

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commissions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Highwoods Properties, Inc.	Page 11	9/30/05

Rental Rate Comparisons by Market

For the Three Months ended September 30, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	302,736	$16.50	$17.67	-6.6%
Raleigh	202,649	17.72	19.73	-10.2%
Piedmont Triad	168,941	15.58	14.99	3.9%
Tampa	118,982	16.83	16.80	0.2%
Memphis	93,278	19.15	19.44	-1.5%
Richmond	62,313	20.12	20.07	0.2%
Nashville	45,811	19.77	18.94	4.4%
Kansas City	38,763	24.86	21.91	13.5%
Greenville	28,606	14.35	12.43	15.5%
Columbia	7,389	15.00	16.79	-10.7%

GAAP Rent Growth	1,069,468	$17.44	$17.90	-2.6%

Cash Rent Growth	1,069,468	$17.25	$18.50	-6.8%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	293,881	$3.85	$3.57	7.8%
Piedmont Triad	193,233	4.54	5.15	-11.8%
Raleigh	11,705	5.96	8.74	-31.8%

GAAP Rent Growth	498,819	$4.17	$4.29	-2.7%

Cash Rent Growth	498,819	$4.12	$4.58	-10.0%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Kansas City	10,721	$17.53	$16.06	9.2%

GAAP Rent Growth	10,721	$17.53	$16.06	9.2%

Cash Rent Growth	10,721	$21.18	$21.05	0.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Highwoods Properties, Inc.	Page 12	9/30/05

Lease Expirations

September 30, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2005 3/	794,863	4.4%	$15,763	$19.83	4.9%
2006	2,752,158	15.1%	50,805	18.46	15.7%
2007	1,852,512	10.2%	32,470	17.53	10.0%
2008	2,970,923	16.3%	49,464	16.65	15.3%
2009	2,539,491	13.9%	46,212	18.20	14.3%
2010	2,257,033	12.4%	40,847	18.10	12.6%
2011	1,693,399	9.3%	31,968	18.88	9.9%
2012	963,090	5.3%	18,779	19.50	5.8%
2013	513,992	2.8%	9,288	18.07	2.9%
2014	419,428	2.3%	8,249	19.67	2.5%
2015 and thereafter	1,466,224	8.0%	19,776	13.49	6.1%

	18,223,113	100.0%	$323,621	$17.76	100.0%

Industrial:
2005 4/	728,643	12.1%	$3,609	$4.95	12.1%
2006	1,430,255	23.8%	6,248	4.37	20.8%
2007	1,059,493	17.6%	6,245	5.89	20.9%
2008	774,959	12.9%	3,578	4.62	12.0%
2009	682,606	11.4%	4,072	5.97	13.6%
2010	418,362	7.0%	2,037	4.87	6.8%
2011	174,401	2.9%	788	4.52	2.6%
2012	198,536	3.3%	975	4.91	3.3%
2013	102,384	1.7%	637	6.22	2.1%
2014	206,731	3.4%	835	4.04	2.8%
2015 and thereafter	235,432	3.9%	894	3.80	3.0%

	6,011,802	100.0%	$29,918	$4.98	100.0%

1/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 208,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue
4/	Includes 143,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 13	9/30/05

Lease Expirations

September 30, 2005

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2005 2/	4,243	0.3%	$20	$4.71	0.1%
2006	103,699	7.5%	2,539	24.48	6.8%
2007	85,689	6.2%	2,530	29.53	6.7%
2008	129,441	9.4%	3,650	28.20	9.7%
2009	178,477	13.0%	4,495	25.19	11.9%
2010	100,472	7.3%	3,433	34.17	9.1%
2011	57,974	4.2%	1,807	31.17	4.8%
2012	132,034	9.6%	3,893	29.48	10.4%
2013	109,674	8.0%	2,843	25.92	7.6%
2014	80,159	5.8%	1,453	18.13	3.9%
2015 and thereafter	392,705	28.7%	10,941	27.86	29.0%

	1,374,567	100.0%	$37,604	$27.36	100.0%

Total:
2005 3/4/	1,527,749	6.0%	$19,392	$12.69	5.0%
2006	4,286,112	16.7%	59,592	13.90	15.3%
2007	2,997,694	11.7%	41,245	13.76	10.5%
2008	3,875,323	15.1%	56,692	14.63	14.5%
2009	3,400,574	13.3%	54,779	16.11	14.0%
2010	2,775,867	10.8%	46,317	16.69	11.8%
2011	1,925,774	7.5%	34,563	17.95	8.8%
2012	1,293,660	5.1%	23,647	18.28	6.0%
2013	726,050	2.8%	12,768	17.59	3.3%
2014	706,318	2.8%	10,537	14.92	2.7%
2015 and thereafter	2,094,361	8.2%	31,611	15.09	8.1%

	25,609,482	100.0%	$391,143	$15.27	100.0%

1/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 4,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue
3/	Includes 355,000 square feet of leases that are on a month to month basis or 1.0% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 14	9/30/05

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

Three Months Ended
		9/30/05 /2		12/31/05		03/31/06		06/30/06		Total
Atlanta	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$163,640 0.9 3,554 1.1	% %	$145,050 0.8 1,911 0.6	% %	$57,301 0.3 887 0.3	% %	$171,081 0.9 2,752 0.9	% %	$537,072 2.9 9,104 2.8	% %

Columbia	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$21,397 0.1 503 0.2	% %	$1,077 0.0 18 0.0	% %	$0 0.0 — 0.0	% %	$17,391 0.1 369 0.1	% %	$39,865 0.2 890 0.3	% %

Greenville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,160 0.0 21 0.0	% %	$29,998 0.2 589 0.2	% %	$119,623 0.7 2,248 0.7	% %	$10,699 0.1 221 0.1	% %	$161,480 0.9 3,079 1.0	% %

Kansas City	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$59,074 0.3 1,182 0.4	% %	$52,871 0.3 1,134 0.4	% %	$18,549 0.1 373 0.1	% %	$22,735 0.1 497 0.2	% %	$153,229 0.8 3,186 1.0	% %

Memphis	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$10,404 0.1 185 0.1	% %	$41,602 0.2 826 0.3	% %	$25,086 0.1 430 0.1	% %	$16,128 0.1 312 0.1	% %	$93,220 0.5 1,753 0.5	% %

Nashville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$128,259 0.7 2,558 0.8	% %	$155,870 0.9 3,063 0.9	% %	$50,911 0.3 1,061 0.3	% %	$65,882 0.4 1,400 0.4	% %	$400,922 2.2 8,082 2.5	% %

Orlando	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %

Piedmont Triad	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$95,109 0.5 1,380 0.4	% %	$80,856 0.4 1,412 0.4	% %	$58,389 0.3 1,043 0.3	% %	$57,095 0.3 1,002 0.3	% %	$291,449 1.6 4,837 1.5	% %

Raleigh	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$167,299 0.9 3,448 1.1	% %	$220,681 1.2 4,360 1.3	% %	$81,902 0.4 1,726 0.5	% %	$259,236 1.4 3,261 1.0	% %	$729,118 4.0 12,795 4.0	% %

Richmond	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$80,848 0.4 1,205 0.4	% %	$85,774 0.5 1,450 0.4	% %	$22,510 0.1 410 0.1	% %	$39,673 0.2 1,002 0.3	% %	$228,805 1.3 4,067 1.3	% %

Tampa	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$68,567 0.4 1,740 0.5	% %	$53,068 0.3 1,093 0.3	% %	$76,033 0.4 1,516 0.5	% %	$8,978 0.0 179 0.1	% %	$206,646 1.1 4,528 1.4	% %

Other	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,095 0.0 5 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$1,095 0.0 5 0.0	% %

Total	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$796,852 4.3 15,781 4.9	% %	$866,847 4.8 15,856 4.9	% %	$510,304 2.8 9,694 3.0	% %	$668,898 3.7 10,995 3.4	% %	$2,842,901 15.6 52,326 16.2	% %

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 208,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue
3/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 15	9/30/05

Industrial Lease Expirations by Market by Quarter

Dollars	in thousands

		Three Months Ended								Total
		9/30/05 /1		12/31/05		03/31/06		06/30/06
Atlanta	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$594,875 9.9 3,027 10.2	% %	$122,812 2.0 656 2.2	% %	$34,091 0.6 236 0.8	% %	$93,720 1.6 444 1.5	% %	$845,498 14.1 4,363 14.6	% %

Greenville	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$16,081 0.3 206 0.7	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$16,081 0.3 206 0.7	% %

Kansas City	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$2,018 0.0 17 0.1	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$2,018 0.0 17 0.1	% %

Piedmont Triad	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$120,608 2.0 468 1.6	% %	$529,737 8.8 1,840 6.2	% %	$225,924 3.8 686 2.3	% %	$262,102 4.4 1,171 3.9	% %	$1,138,371 18.9 4,165 13.9	% %

Raleigh	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$13,160 0.2 114 0.4	% %	$9,548 0.2 93 0.3	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$22,708 0.4 207 0.7	% %

Total	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$728,643 12.1 3,609 12.1	% %	$680,196 11.3 2,812 9.4	% %	$260,015 4.3 922 3.1	% %	$355,822 5.9 1,615 5.4	% %	$2,024,676 33.7 8,958 30.0	% %

1/	Includes 143,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 16	9/30/05

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2005 2/		2006		2007		2008		Thereafter
Atlanta	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$161,651 0.9 3,536 1.1	% %	$414,024 2.3 6,252 1.9	% %	$264,823 1.5 3,681 1.1	% %	$573,366 3.1 8,850 2.7	% %	$1,397,436 7.7 25,892 8.0	% %

Columbia	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$21,397 0.1 503 0.2	% %	$61,836 0.3 1,173 0.4	% %	$61,766 0.3 1,048 0.3	% %	$63,170 0.3 1,102 0.3	% %	$56,114 0.3 700 0.2	% %

Greenville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,160 0.0 21 0.0	% %	$188,865 1.0 3,593 1.1	% %	$16,115 0.1 302 0.1	% %	$99,410 0.5 1,824 0.6	% %	$451,237 2.5 4,696 1.5	% %

Kansas City	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$59,074 0.3 1,182 0.4	% %	$132,238 0.7 2,806 0.9	% %	$94,911 0.5 1,976 0.6	% %	$78,678 0.4 1,598 0.5	% %	$388,577 2.1 9,386 2.9	% %

Memphis	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$10,404 0.1 185 0.1	% %	$89,993 0.5 1,706 0.5	% %	$109,136 0.6 2,103 0.6	% %	$179,883 1.0 3,571 1.1	% %	$629,076 3.5 11,216 3.5	% %

Nashville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$128,259 0.7 2,558 0.8	% %	$446,187 2.4 9,009 2.8	% %	$203,191 1.1 3,909 1.2	% %	$238,629 1.3 4,710 1.5	% %	$1,732,146 9.5 30,718 9.5	% %

Orlando	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$0 0.0 — 0.0	% %	$6,465 0.0 175 0.1	% %	$21,694 0.1 447 0.1	% %	$9,240 0.1 199 0.1	% %	$180,533 1.0 3,794 1.2	% %

Piedmont Triad	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$95,109 0.5 1,380 0.4	% %	$230,240 1.3 3,994 1.2	% %	$196,089 1.1 2,969 0.9	% %	$634,579 3.5 7,974 2.5	% %	$778,257 4.3 10,907 3.4	% %

Raleigh	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$167,299 0.9 3,447 1.1	% %	$620,317 3.4 10,317 3.2	% %	$414,833 2.3 7,333 2.3	% %	$581,236 3.2 9,740 3.0	% %	$1,871,880 10.3 32,127 9.9	% %

Richmond	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$80,848 0.4 1,205 0.4	% %	$267,491 1.5 5,094 1.6	% %	$282,864 1.6 4,663 1.4	% %	$282,651 1.6 5,320 1.6	% %	$905,885 5.0 16,319 5.0	% %

Tampa	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$68,567 0.4 1,740 0.5	% %	$294,502 1.6 6,686 2.1	% %	$173,253 1.0 3,686 1.1	% %	$210,632 1.2 4,021 1.2	% %	$1,439,746 7.9 28,877 8.9	% %

Other	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,095 0.0 5 0.0	% %	$0 0.0 — 0.0	% %	$13,837 0.1 355 0.1	% %	$19,449 0.1 555 0.2	% %	$21,770 0.1 483 0.1	% %

Total	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$794,863 4.4 15,762 4.9	% %	$2,752,158 15.1 50,805 15.7	% %	$1,852,512 10.2 32,472 10.0	% %	$2,970,923 16.3 49,464 15.3	% %	$9,852,657 54.1 175,115 54.1	% %

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 208,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue
3/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 17	9/30/05

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2005 1/		2006		2007		2008		Thereafter
Atlanta	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$594,875 9.9 3,026 10.1	% %	$330,863 5.5 1,911 6.4	% %	$593,583 9.9 3,214 10.7	% %	$347,988 5.8 1,609 5.4	% %	$997,676 16.6 4,994 16.7	% %

Greenville	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$16,081 0.3 206 0.7	% %	$0 0.0 — 0.0	% %	$5,350 0.1 59 0.2	% %	$8,470 0.1 61 0.2	% %

Kansas City	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$2,018 0.0 17 0.1	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$1,756 0.0 19 0.1	% %

Piedmont Triad	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$120,608 2.0 468 1.6	% %	$1,071,745 17.8 4,021 13.4	% %	$462,360 7.7 2,994 10.0	% %	$406,433 6.8 1,746 5.8	% %	$982,321 16.3 4,969 16.6	% %

Raleigh	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$13,160 0.2 114 0.4	% %	$9,548 0.2 93 0.3	% %	$3,550 0.1 37 0.1	% %	$15,188 0.3 163 0.5	% %	$28,229 0.5 194 0.6	% %

Total	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$728,643 12.1 3,608 12.1	% %	$1,430,255 23.8 6,248 20.9	% %	$1,059,493 17.6 6,245 20.9	% %	$774,959 12.9 3,577 12.0	% %	$2,018,452 33.6 10,237 34.2	% %

1/	Includes 143,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 18	9/30/05

Customer Diversification 1/

September 30, 2005

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,175,072	$17,824	4.56%	5.9
AT&T 3/	537,529	10,260	2.62%	3.4
Price Waterhouse Coopers	297,795	7,528	1.92%	4.6
State Of Georgia	356,175	6,846	1.75%	4.1
T-Mobile USA	205,394	5,031	1.29%	3.6
US Airways	295,046	4,010	1.03%	2.2
IBM	188,763	3,768	0.96%	0.6
Volvo	278,940	3,742	0.96%	3.8
Hartford Insurance	118,807	3,681	0.94%	1.0
Northern Telecom	246,000	3,651	0.93%	2.4
SCI Services, Inc.	160,996	3,417	0.87%	11.8
BB&T	243,951	3,343	0.85%	6.3
Lockton Companies	132,718	3,339	0.85%	9.4
CHS Professional Services	170,524	3,046	0.78%	1.4
MCI	127,268	2,579	0.66%	0.6
Metropolitan Life Insurance	118,017	2,250	0.58%	5.8
Lifepoint Corporate Services	120,112	2,223	0.57%	5.8
Icon Clinical Research	99,163	2,148	0.55%	6.7
The Martin Agency	118,518	2,018	0.52%	11.5
CIGNA Healthcare of NC	180,000	1,999	0.51%	0.8

	5,170,788	$92,703	23.70%	4.5

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.0%
Insurance	10.1%
Manufacturing	8.7%
Finance/Banking	8.3%
Retail Trade	8.1%
Telecommunication	7.7%
Government/Public Administration	7.1%
Health Care and Social Assistance	6.6%
Wholesale Trade	5.5%
Transportation and Warehousing	3.5%
Real Estate Rental and Leasing	3.3%
Accommodation and Food Services	2.8%
Administrative and Support Services	2.4%
Other Services (except Public Administration)	2.3%
Information	1.8%
Educational Services	0.8%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	AT&T and SBC have received final approval on their plans to merge. SBC currently leases 5K square feet with $114K in associated annualized revenue.

Highwoods Properties, Inc.	Page 19	9/30/05

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2005:
None

Second quarter 2005:
None

Third quarter 2005:
None

Highwoods Properties, Inc.	Page 20	9/30/05

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2005:
Northside	Tampa	O	02/24/05	85,700	93.5%	$9,000

531 Northridge Warehouse	Piedmont Triad	I	02/28/05	598,100	100.0%
531 Northridge Office	Piedmont Triad	O	02/28/05	91,800	100.0%

				689,900	100.0%	18,656

3928 Westpoint Boulevard	Piedmont Triad	I	02/28/05	240,000	100.0%	6,225
4300 Six Forks Road	Raleigh	O	03/31/05	163,300	98.0%	27,318

First quarter totals				1,178,900	99.3%	61,199

Second quarter 2005:
2599 Empire Drive	Piedmont Triad	I	04/15/05	89,600	100.0%	2,150

Highwoods Preserve II	Tampa	O	06/30/05	32,600	0.0%
Highwoods Preserve IV	Tampa	O	06/30/05	207,100	0.0%

				239,700	0.0%	24,500

Kennestone Corporate Center	Atlanta	O	06/30/05	82,600	73.3%
Chattahoochee Avenue	Atlanta	I	06/30/05	62,100	90.1%
LaVista Business Park	Atlanta	I	06/30/05	216,300	94.5%

				361,000	88.8%	13,250

Second quarter totals				690,300	59.4%	39,900

Third quarter 2005:
Charlotte/Sabal	Charlotte/Tampa	O	07/22/05	2,432,900	75.3%	228,000
Ironwood/Leatherwood	Raleigh	O	08/29/05	75,200	86.4%	6,500

Third quarter totals				2,508,100	75.6%	234,500

Nine month totals				4,377,300	79.4%	$335,599

Depreciable Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Occupancy	Gross Sales Price
First quarter 2005:
None

Second quarter 2005:
None

Third quarter 2005:
None

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	Page 21	9/30/05

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Center for Disease Control	Atlanta	O	109,000	$21,375	$16,568	100%	4Q 05	4Q 05
ThyssenKrupp	Memphis	O	78,000	8,800	1,053	100%	1Q 07	1Q 07
Cool Springs III	Nashville	O	153,000	20,050	3,589	0%	2Q 06	4Q 07
Glenlake Four	Raleigh	O	158,000	26,889	3,302	46%	3Q 06	1Q 08
Stony Point IV	Richmond	O	104,000	13,125	1,050	46%	4Q 06	4Q 07
3330 Healy Rd 2/	Piedmont Triad	O	40,000	3,600	2,998	0%	4Q 06	2Q 07
FBI 3/	Tampa	O	138,000	31,090	23,775	100%	4Q 05	4Q 05

Total or Weighted Average			780,000	$124,929	$52,335	57%

Completed Not Stabilized 4/
Retail 5/:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$2,410	87%	2Q 05	2Q 06

Total or Weighted Average			9,600	$2,634	$2,410	87%

Grand Total or Weighted Average			789,600	$127,563	$54,745	57%

Placed In Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 09/30/05	Quarter 3 2005 NOI 6/	Occ %	Leasing %
National Archives Record Administration	Atlanta	I	9/1/2005	354,000	$18,295	$132	88%	100%
Saxon	Richmond	O	7/1/2005	112,000	15,798	309	100%	100%

Total or Weighted Average				466,000	$34,093	$441	91%	100%

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	Redevelopment property
3/	An approved 25,000 square feet expansion at an additional anticipated cost of $4.5 million is included.
4/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.
5/	Excludes a vacant building in Kansas City acquired in the first quarter for $4.1 million for potential future retail development or sale to a retail user.
6/	NOI = Net Operating Income (Property Revenue excluding Straight Line Rent - Property Expense)

Highwoods Properties, Inc.	Page 22	9/30/05

Development Land

September 30, 2005

Dollars	in thousands

Market	Usable Acres	Total Estimated Market Value
On Balance Sheet:

Research Triangle	318	$60,792
Atlanta	226	42,062
Piedmont Triad	117	23,150
Richmond	57	14,296
Kansas City 1/	44	16,594
Baltimore	44	13,166
Charlotte	41	7,623
Nashville	39	12,486
Tampa	33	14,026
Orlando	25	12,470
Memphis	21	5,100
Greenville	12	1,800
Jacksonville	9	1,885
Columbia	2	276

Total 2/	988	$225,726

1/	Includes 27 acres of residential land
2/	Developable square footage on core land holdings is approximately 6.3 million of office space and 1.8 million of industrial space

Highwoods Properties, Inc.	Page 23	9/30/05

Joint Ventures Portfolio Summary

As of September 30, 2005

Summary by Location:

			Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market	Rentable Square Feet 1/	Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,324,000	90.8%	28.3%	3.8%	1.0%	3.3%	36.4%
Orlando	1,685,000	91.6%	26.2%	—	—	—	26.2%
Atlanta	835,000	93.0%	12.4%	—	—	—	12.4%
Kansas City	713,000	83.3%	8.8%	—	—	—	8.8%
Richmond	413,000	100.0%	5.2%	—	—	—	5.2%
Piedmont Triad	364,000	100.0%	3.9%	—	—	—	3.9%
Raleigh	455,000	99.6%	3.7%	—	—	—	3.7%
Tampa	205,000	100.0%	2.1%	—	—	—	2.1%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	7,252,000	92.6%	91.9%	3.8%	1.0%	3.3%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 92.8%
3/	Annualized Rental Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 24	9/30/05

Joint Ventures Lease Expirations

September 30, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2005	152,538	2.2%	$2,705	$17.73	2.1%
2006	657,677	9.7%	12,563	19.10	10.0%
2007	439,731	6.5%	8,101	18.42	6.4%
2008	1,371,574	20.1%	23,346	17.02	18.4%
2009	853,693	12.6%	15,975	18.71	12.7%
2010	591,159	8.7%	10,437	17.66	8.3%
2011	573,773	8.4%	10,606	18.48	8.4%
2012	422,183	6.2%	8,956	21.21	7.1%
2013	710,834	10.5%	13,749	19.34	10.9%
2014	386,249	5.7%	8,418	21.79	6.7%
2015 and thereafter	640,195	9.4%	11,360	17.74	9.0%

	6,799,606	100.0%	$126,216	$18.56	100.0%

1/	Annualized Revenue is September, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 25	9/30/05

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Sonoma	50%	Des Moines	75,000	$9,364	4,746	60%	2Q05	2Q 06
The Vinings at University Center 2/ 3/	50%	Charlotte	156 units	11,300	7,230	0%	1Q06	3Q 06
Weston Lakeside 3/	50%	Raleigh	332 units	33,200	3,106	0%	1Q07	1Q08

Total or Weighted Average 4/			75,000	$20,664	$15,082	60%

Highwoods’ Share of the above				$10,082	$7,541

Placed In Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 09/30/05	Quarter 3 2005 NOI 5/	Occ %	Leasing %
Plaza Colonade, LLC 1/	Kansas City	O	9/1/2005	285,000	$69,140	$1,344	77%	77%
Summit	Des Moines	O	9/1/2005	35,000	3,442	72	75%	75%
Pinehurst	Des Moines	O	9/1/2005	35,000	3,740	105	89%	90%

				355,000	$76,322	$1,521	78%	78%

1/	Includes $16.2 million in investment cost that has been funded by tax increment financing
2/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.
3/	Estimated Completion Date is the date the last unit is expected to be delivered
4/	Pre-leasing percentage does not include multi-family
5/	NOI = Net Operating Income (Property Revenue excluding Straight Line Rent - Property Expense)

Highwoods Properties, Inc.	Page 26	9/30/05